                                                                    Exhibit 99.2

              The Guarantee Life Companies Inc. And Subsidiaries
             Pro Forma Condensed Consolidated Financial Statements
                                  (UNAUDITED)


The Guarantee Life Companies Inc. ("Guarantee") Unaudited Pro Forma Condensed Consolidated Statements of Income for the six month period ended June 30, 1998 and for the year ended December 31, 1997 give effect to the following transactions as described further below, assuming such transactions had occurred on January 1, 1997: (1) acquisition of all of the issued and outstanding capital stock of Westfield Life Insurance Company ("Westfield") from Ohio Farmers Insurance Company ("Ohio Farmers") and (2) borrowing $90 million to pay for the acquisition of Westfield.


Effective May 31, 1998, The Guarantee Life Companies Inc. acquired all of the issued and outstanding capital stock of Westfield Life Insurance Company from Ohio Farmers Insurance Company, the parent company of Westfield, in a negotiated transaction. The acquisition was consummated pursuant to the Stock Purchase Agreement dated as of March 19, 1998 among Guarantee, Ohio Farmers and Westfield. Guarantee acquired the stock of Westfield for a total consideration of $100 million consisting of $90 million in cash and 371, 402 shares of Guarantee common stock valued at $10 million.

               The Guarantee Life Companies Inc. and Subsidiaries
              Pro Forma Condensed Consolidated Statement of Income
                      For the Year Ended December 31, 1997
                      (In thousands, except per share data)
                                   (Unaudited)

------------------------------------------------------------------------------------------------------------------------
                                                               Historical     Historical
                                                             Guarantee Life   Westfield    Pro Forma      Guarantee Life
                                                                  1997           1997     Adjustments        Pro Forma
------------------------------------------------------------------------------------------------------------------------
Revenues:
    Insurance premiums and policyholder assessments:
      Life                                                    $    76,260      20,180           -                96,440
      Accident and health                                         179,700         -             -               179,700
      Policyholder assessments                                     30,476      14,127           -                44,603
      Reinsurance premiums                                        (55,508)     (3,475)          -               (58,983)
----------------------------------------------------------------------------------------------------         -----------

                                                                  230,928      30,832           -               261,760

    Investment income, net                                         58,449      25,554           -                84,003
    Realized investment gains, net                                  1,270       3,498           -                 4,768
    Ceding commissions and other income                            15,558         797           -                16,355
    Contribution from Closed Block                                  4,071         -             -                 4,071
----------------------------------------------------------------------------------------------------         -----------

Total revenues                                                    310,276      60,681           -               370,957
----------------------------------------------------------------------------------------------------         -----------
Policyholder benefits:
    Life insurance                                                 62,749      21,923           -                84,672
    Accident and health                                           113,335         -             -               113,335
    Reinsurance recoveries                                        (35,752)     (2,087)          -               (37,839)
----------------------------------------------------------------------------------------------------         -----------
                                                                  140,332      19,836           -               160,168
    Interest credited to policyholder account balances:
      Universal contracts                                          10,624       7,302           -                17,926
      Annuity contracts                                            15,028       5,989           -                21,017
      Other                                                           -           -             -                   -
----------------------------------------------------------------------------------------------------         -----------

Total policyholder benefits                                       165,984      33,127           -               199,111
----------------------------------------------------------------------------------------------------         -----------

Expenses:
    Policy acquisition costs                                       57,364       4,533         4,019  (A)         65,916

    Other insurance operating expenses                             61,191      11,511         6,019  (B)         78,721
----------------------------------------------------------------------------------------------------         -----------

    Total expenses                                                118,555      16,044        10,038             144,637
----------------------------------------------------------------------------------------------------
Income from continuing operations before dividends
    to policyholders and income taxes                              25,737      11,510       (10,038)             27,209
                                                                                                                    -
Dividends to policyholders                                            -             4                                 4
----------------------------------------------------------------------------------------------------         -----------

Income from continuing operations before income taxes              25,737      11,506       (10,038)             27,205

Income tax expense                                                  9,098       4,039        (3,513) (D)          9,624
----------------------------------------------------------------------------------------------------         -----------

Net income from continuing operations                         $    16,639       7,467        (6,525)             17,581
----------------------------------------------------------------------------------------------------         -----------


Basic Earnings per Share:
      Weighted average shares outstanding                           9,436                       371               9,807
      Net Income from continuing operations                         $1.76                                         $1.79


Diluted Earnings per Share:
      Weighted average shares outstanding                           9,686                       371              10,057
      Net Income from continuing operations                         $1.72                                         $1.75

               The Guarantee Life Companies Inc. and Subsidiaries
              Pro Forma Condensed Consolidated Statement of Income
                  For the Six Month Period Ended June 30, 1998
                      (In thousands, except per share data)
                                   (Unaudited)

------------------------------------------------------------------------------------------------------------------------------
                                                           Historical         Historical
                                                         Guarantee Life       Westfield          Pro Forma      Guarantee Life
                                                             6/30/98            5/31/98         Adjustments        Pro Forma
------------------------------------------------------------------------------------------------------------------------------
Revenues:

   Direct and assumed premiums and
        policyholder assessments                      $         184,650           13,303               -              197,953
   Reinsurance premiums                                         (38,093)          (1,284)              -              (39,377)
-----------------------------------------------------------------------------------------------------------     --------------

   Net premiums and policyholder assessments                    146,557           12,019               -              158,576

   Investment income, net                                        33,491           10,808            (1,620) (D)        42,679
   Realized investment gains, net                                   528            9,851            (8,776) (C)         1,603
   Ceding commissions and other income                           10,813            2,224               -               13,037
   Contribution from Closed Block                                 1,607              -                 -                1,607
-----------------------------------------------------------------------------------------------------------      -------------

Total revenues                                                  192,996           34,902           (10,396)           217,502
-----------------------------------------------------------------------------------------------------------      -------------
                                                                                                                          -
Policyholder benefits:                                                                                                    -

   Direct and assumed benefits                                  142,344           13,438               -              155,782
   Reinsurance recoveries                                       (29,899)            (314)              -              (30,213)
-----------------------------------------------------------------------------------------------------------      -------------

Total policyholder benefits                                     112,445           13,124               -              125,569
-----------------------------------------------------------------------------------------------------------      -------------

Expenses:
   Policy acquisition costs                                      35,711            1,040             1,675  (A)        38,426
   Other insurance operating expenses                            40,418            4,383             2,508  (B)        45,559
                                                                                                    (1,750) (E)
-----------------------------------------------------------------------------------------------------------      -------------

   Total expenses                                                76,129            5,423             2,433             83,985
-----------------------------------------------------------------------------------------------------------      -------------

Income from continuing operations before dividends
   to policyholders and income taxes                              4,422           16,355           (12,829)             7,948
                                                                                                                          -
Dividends to policyholders                                            7                2               -                    9
-----------------------------------------------------------------------------------------------------------      -------------

Income from continuing operations before income taxes             4,415           16,353           (12,829)             7,939

Income tax expense                                                1,545            2,652            (1,419) (F)         2,778
-----------------------------------------------------------------------------------------------------------      -------------

Net income from continuing operations                 $           2,870           13,701           (11,410)             5,161
-----------------------------------------------------------------------------------------------------------      -------------

Basic Earnings per Share:
      Weighted average shares outstanding                         8,906                                371  (G)         9,277
      Net Income from continuing operations                       $0.32                                                 $0.56

Diluted Earnings per Share:
      Weighted average shares outstanding                         9,204                                371  (G)         9,575
      Net Income from continuing operations                       $0.31                                                 $0.54

              The Guarantee Life Companies Inc. And Subsidiaries
        Notes To Pro Forma Condensed Consolidated Financial Statements
                    For The Six Months Ended June 30, 1998
                                      And
                     For The Year Ended December 31, 1997
                                  (UNAUDITED)
                             (Amounts In Thousands)

Pro Forma Statements of Income:

(A) Represents adjustment to amortize an intangible asset which was recorded in the application of purchase accounting to recognize the value of acquired insurance in force. The intangible asset is being amortized in proportion to projected future gross profits at the date of acquisition.

(B) Represents adjustments to reflect additional interest expense associated with the increased borrowings relating to the transaction. Interest expense was calculated at 6.6875%. Pursuant to a term loan credit agreement, Guarantee borrowed $90 million to pay for the acquisition of Westfield and related fees and expenses in connection with the acquisition, the payment of amounts owed under a previous credit agreement and to pay off other existing indebtedness.

(C) Represents adjustment to eliminate the effects of the gains realized by Westfield upon the transfer of securities from Westfield to Ohio Farmers to satisfy the $44 million dividend to Ohio Farmers prior to the sale of Westfield to Guarantee.

(D) Represents foregone investment income of (1) $3,168 and $1,320 for the year ended December 31, 1997 and the five-month period ended May 31, 1998, respectively, related to the $44 million extraordinary dividend paid by Westfield Life Insurance Company to Ohio Farmers and (2) $720 and $300 for the year ended December 31, 1997 and the five-month period ended May 31, 1998, respectively, related to the $10 million cash consideration paid by The Guarantee Life Companies Inc. to Ohio Farmers assuming a 7.2% effective interest rate.

(E) Represents adjustments to reflect expense reductions anticipated to be achieved through reductions in marketing, overhead, and policy maintenance.

(F) Represents adjustments to reflect the income tax effect of the pro forma adjustments discussed above, except for adjustment C which is not tax effected as historical amounts do not reflect income tax as these gains were treated on a tax-free basis.

(G) Represents additional 371 shares of The Guarantee Life Companies Inc. issued in connection with the acquisition of Westfield Life Insurance Company.